UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 10, 2015

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36110 (Commission File Number)	34-1755769 (IRS Employer Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)	46204 (Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A, which amends and replaces in its entirety the Current Report on Form 8-K filed by Simon Property Group, L.P. (the “Operating Partnership”) on August 10, 2015, is being filed to amend and restate Exhibit 12.1, Statement Regarding Computation of Ratio of Earnings to Fixed Charges, in order to reflect the recognition of the non-cash gain described in the following paragraph.

During the preparation of our financial statements for the year ended December 31, 2015, our year end reporting procedures and controls identified that a non-cash gain of $206.9 million, solely related to our equity method investment in Klépierre SA, or Klépierre, and Klépierre’s acquisition of Corio N.V., or Corio, in January, 2015 should have been recorded in the first quarter of 2015. Klépierre issued 114 million additional shares of its common stock in connection with its acquisition of Corio which effectively reduced our percentage ownership interest in Klépierre common shares from 28.9% to 18.3% during the quarterly period ending March 2015. As a result of Klépierre’s issuance of additional shares and the reduction in our ownership interest, we are required to recognize a gain (or loss) based on the difference in Klépierre’s issue price per share as compared to our carrying value per Klépierre share. This non-cash gain is recognized in our net income in the period the change of our ownership interest occurred. We sold no shares of Klépierre in 2015 in connection with Klépierre’s Corio acquisition or otherwise.

As a result of this adjustment, the line items “Pre-tax income from continuing operations” and “Income from unconsolidated entities” for the six months ended June 30, 2015, set forth on Exhibit 12.1, have been amended and restated to include the effects of the $206.9 million non-cash gain. This adjustment does not affect our actual ratio of earnings to fixed charges for the six months ended June 30, 2015, set forth on Exhibit 12.1.

ITEM 8.01 Other Events.

Simon Property Group, L.P. is filing as Exhibit 12.1 to this Current Report on Form 8-K/A a Statement Regarding Computation of Ratio of Earnings to Fixed Charges, which includes the calculation of its historical ratio of earnings to fixed charges for the six months ended June 30, 2015 and 2014.

ITEM 9.01                                  Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2016

SIMON PROPERTY GROUP, L.P.

	By:	Simon Property Group, Inc., its sole General
Partner

		By:	/s/ Andrew A. Juster
Andrew A. Juster
Executive Vice President and Chief
Financial Officer

[Signature Page to 8-K/A 6/30 Earnings to Fixed Charges]